POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Lawrence T. Babbio, Jr.
                                   __________________
                                   Lawrence T. Babbio, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ Richard L. Carrion

                                   Richard L. Carrion

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ J. G. Cullen

                                   James G. Cullen

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ J. R. de Vink

                                   Lodewijk J.R. de Vink

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ J. H. Gilliam, Jr.

                                   James H. Gilliam, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ Stanley P. Goldstein

                                   Stanley P. Goldstein

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Helene L. Kaplan

                                   Helene L. Kaplan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Thomas H. Kean

                                   Thomas H. Kean

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Elizabeth T. Kennan

                                   Elizabeth T. Kennan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ John F. Maypole

                                   John F. Maypole

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ Joseph Neubauer

                                   Joseph Neubauer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Thomas H. O'Brien

                                   Thomas H. O'Brien

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Eckhard Pfeiffer

                                   Eckhard Pfeiffer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ Hugh B. Price

                                   Hugh B. Price

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.


                                   /s/ Rozanne L. Ridgway

                                   Rozanne L. Ridgway

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ F. V. Salerno

                                   Frederic V. Salerno

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Ivan  Seidenberg

                                   Ivan G. Seidenberg

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ John R. Stafford

                                   John R. Stafford

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Morrison DeS. Webb

                                   Morrison DeS. Webb

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 with respect to the Bell Atlantic Savings and Security Plan for Associates of Bell Atlantic North;

          NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of June, 1999.



                                   /s/ Shirley Young

                                   Shirley Young